UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08207

T. Rowe Price Tax-Efficient Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 29

Date of reporting period: February 29, 2016

Item 1. Report to Shareholders

Tax-Efficient Equity Fund	February 29, 2016

The views and opinions in this report were current as of February 29, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

U.S. equities declined in the 12 months ended February 29, 2016, amid concerns about slowing global economic growth and tumbling prices for oil and other commodities. Uncertainty about the Federal Reserve’s interest rate policy also weighed on investor sentiment at various times throughout the period. On the plus side, the U.S. economic expansion was largely unfazed by weakness overseas. As shown in the Performance Comparison table, the Tax-Efficient Equity Fund returned -7.02% and -9.24% for the 6- and 12-month periods ended February 29, 2016, respectively. The fund outpaced the Lipper Multi-Cap Growth Funds Index of similarly managed funds over both periods but trailed the Russell 3000 Growth Index.

Two holdings in the utilities sector generated exceptionally strong absolute gains for the 12-month period, but the fund’s remaining sector allocations declined in a challenging market environment, particularly over the latter half of the period. Consumer discretionary, information technology, and consumer staples fell modestly, while financials and materials stocks posted steeper losses. Our remaining sector allocations—industrials and business services, health care, telecommunication services, and energy—declined by double digits. Stock selection and sector weightings weighed on results versus the fund’s Russell benchmark.

The Cost of Taxes and the Advantages of a Tax-Efficient Approach
In the past few years, many mutual funds have made substantial capital gain distributions. However, some studies suggest that taxes can reduce a taxable portfolio’s return by approximately 2% annually. For example, Morningstar’s Tax Cost Ratio measures how much a portfolio’s annualized return is reduced by the taxes investors pay on distributions. As the table below shows, the Tax-Efficient Equity Fund’s tax cost ratio is significantly lower than the average large-cap growth manager (active and passive) as categorized by Morningstar. In the past 12 months, your fund lost 0.14% from pretax to after-tax returns versus 2.08% for a typical mutual fund in this category. While 2% a year may not seem like much, it adds up over time and would have a significant impact on a portfolio’s after-tax returns as it compounds. The primary cause for the difference is that almost all portfolio managers are compensated for and, thus, focus on pretax returns, whereas the Tax-Efficient Equity Fund targets after-tax returns.

While it’s neither impossible nor desirable to eliminate taxes altogether, a tax-efficient investment strategy can help reduce the drag that taxes typically have on your portfolio. Here’s how:

●Asset Location: Tax efficiency starts with holding investments in the appropriate account. Typically, a taxable account is best for mutual funds with a low-turnover, growth-oriented investment approach such as the Tax-Efficient Equity Fund.

●Long-Term Perspective: A tax-efficient investment approach avoids attempts to time the market and invests for the long term in order to minimize taxable capital gain distributions and maximize after-tax returns.

●Careful Stock Selection: We focus on company fundamentals, those with pricing power, sustainable competitive advantages, and good earnings growth. A growth tilt is a key point of emphasis in our approach: Companies that are relatively early in their life cycle tend to plow profits into additional growth rather than cause taxable dividend payments.

●Harvest Losses: Stocks that have lost value provide an opportunity to offset the tax liabilities produced by the gains realized on other stocks in our portfolio. This advantage holds even in a down market when a portfolio may not have any gains to offset since the Internal Revenue Service currently allows investors to carry losses forward indefinitely to future years until they are used up.

While taxes should never be the primary focus of your investment decisions or strategy, they should be considered as a means of maximizing your after-tax returns. By making the right decisions early on, you can have more capital available for your investment objectives and enjoy the benefits of a tax-efficient portfolio for years to come.

MARKET ENVIRONMENT

The domestic economy continued to expand modestly in 2015 and the early months of 2016, although the U.S. has been an outlier in an otherwise sluggish global economy. Job growth was relatively solid throughout 2015, averaging more than 200,000 per month, and the national unemployment rate has fallen to 4.9%. After unexpectedly weak growth in January 2016, payroll employment bounced back in February, with ongoing improvement in labor markets seen as consistent with 2% real growth in gross domestic product. While inflation has been very low and is likely to remain low in the near term due to declining oil and other commodity prices, Federal Reserve officials decided to raise short-term rates in December 2015 because of labor market improvement and their confidence that inflation will return to 2% over the medium term. The pace of rate hikes is likely to be gradual by historical standards. So far in 2016, data have dispelled some concerns that risks to the growth outlook were shifting to the downside, and the tightening of financial conditions that underpinned those concerns has unwound considerably. The U.S. dollar strengthened significantly versus most other currencies against a backdrop of relatively strong U.S. economic growth and the divergence between normalizing monetary policies in the U.S. and aggressive stimulus measures in Europe, Japan, and elsewhere.

The energy and materials sectors continued to be punished as global oversupply and tepid demand growth weighed heavily on prices for oil and other commodities. Although unstable energy prices have recently caused market volatility to trend higher, corporate balance sheets outside of the beleaguered energy and materials sectors appear relatively healthy. U.S. corporations are financially strong, though year-over-year earnings growth has slowed in recent quarters. While corporate leverage (debt) has increased, healthy balance sheets provide businesses with flexibility to increase capital spending, return capital to shareholders through dividends and stock buybacks, or pursue mergers and acquisitions (M&A). M&A activity was particularly robust, with a record number of transactions in 2015 against a backdrop of extraordinarily low financing costs.

Stocks across all market capitalization ranges and styles declined over the last 12 months. In fact, if we factor out the high-octane performance of a handful of momentum stocks, the market’s performance for the period was even more disappointing. Large-cap shares fared better than their mid- and small-cap counterparts. Growth stocks outpaced value shares among large-caps, and growth narrowly edged value in the mid-cap space. Value outperformed growth among small-cap stocks. It’s important to note, however, that ours is a long-term investment approach. Over the last five years, stocks are comfortably in positive territory in all market cap ranges and investment styles.

PORTFOLIO CHARACTERISTICS

The Tax-Efficient Equity Fund seeks to buy and hold attractively valued, high-quality growth companies with good business models, strong management, and favorable long-term prospects. Our goal is to build a portfolio that provides strong after-tax returns.

●Tax Efficiency Ratio: Our 99.88% tax efficiency ratio shows that the fund has made only minimal capital gain distributions since its inception on December 29, 2000, in our pursuit of strong after-tax returns. (The fund’s tax efficiency ratio is calculated by dividing the fund’s after-tax return by its pretax return.)

●Earnings Growth: The earnings of the companies in our portfolio are expected to grow faster than companies in the Russell 3000 Growth Index. The fund’s projected long-term earnings growth rate of 13.7% exceeds the 11.9% index rate, while our historical earnings growth rate over the last five years was 14.5% versus 12.6% for the index.

●Return on Equity: The fund’s 12-month return on equity (ROE) at the end of our reporting period was 19.5%. A high, sustainable ROE indicates that a company is using its investment dollars to generate earnings growth. It is one of the most important characteristics we consider when researching potential investments and reviewing current holdings.

●Market Capitalization: The fund’s investment-weighted median market capitalization was $23.4 billion versus $59.7 billion for the Russell 3000 Growth Index, reflecting the fund’s broad diversification and greater exposure to mid-cap companies. Our tilt toward the mid-cap space hurt performance over the past year as large-caps outperformed. Although diversification cannot guarantee a profit or protect against loss in a declining market, it may help to lower a portfolio’s volatility versus a more concentrated strategy.

PORTFOLIO AND PERFORMANCE REVIEW

At the end of our reporting period, the fund’s largest sector allocations were information technology, consumer discretionary, health care, and industrials and business services. We had relatively small allocations to materials, energy, telecommunication services, and utilities—sectors that traditionally do not have many of the growth-oriented companies that are the focus of our investment approach. Financials, industrials and business services, and health care were our largest overweight allocations relative to the benchmark Russell 3000 Growth Index. Consumer staples and information technology were our largest underweights.

A small allocation to the utilities sector generated exceptional gains for the 12-month reporting period. Our position consists of just two holdings: NiSource and Atmos Energy. Each of these natural gas distributors rose in excess of 30% for the period. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The fund’s consumer discretionary stocks declined modestly overall for the 12-month period but comfortably outpaced the broader market. Many companies in the sector feature good business models, excellent cash flow, and other favorable attributes. Consumer discretionary is our second-largest allocation, with a focus on leading companies within their respective niches. Internet catalog and retail names were our strongest contributors, led by Netflix and Amazon.com. Investors were pleased to see continued strong growth in Netflix subscribership in the U.S. and abroad, and they were cheered by the company’s moves into new markets. Amazon’s decision earlier this year to reveal details about its Amazon Web Services division demonstrated the strength and opportunities available in that segment. Travel website Priceline and online home furnishings retailer Wayfair were also strong contributors. Automobile dealer CarMax was one of the fund’s weaker performers. The company’s management is focused on maintaining its gross margin per unit, which is likely holding back year-over-year performance comparisons. Over the long term, we like the company’s emphasis on a compelling consumer experience and profitability. Gaming company Wynn Resorts weighed on returns due to tumbling revenues in its Macau operations stemming from a slowing economy in neighboring China and reduced leisure spending from Chinese travelers.

Our information technology stocks also declined modestly for the fund’s fiscal year. We favor companies with strong business models in industries with high barriers to entry and lower risk of commoditization. This is usually a “winner take all” space, where an industry leader emerges and eclipses its competitors. As a result, we try to avoid companies whose business models are impaired by competing products or services. Facebook and Alphabet (formerly known as Google) both were among the fund’s top 10 contributors. Facebook shares rallied as investors began to appreciate how well the company’s advertising products, video strategy, and Instagram photo sharing are being received. Alphabet rose as the company reported earnings that exceeded analysts’ expectations. Alphabet’s new holding company structure has improved its financial disclosure and transparency, and its search and advertising businesses are thriving. The company’s YouTube subsidiary is experiencing exceptionally strong growth in viewing time and profitability, which fueled an upside earnings surprise. Online professional networking provider LinkedIn declined amid soft earnings growth and disappointing guidance for future earnings. Over the long term, however, the company should benefit from its unique data assets and network effects that create high barriers to entry. Communications equipment maker Qualcomm, management software provider NetSuite, and online social networking site Twitter also detracted from the fund’s results for the period.

Our health care stocks fell for the period, with biotechnology names among the weakest performers. For several years, we have focused on the promising growth potential of biotechnology companies addressing unmet medical needs rather than large-cap pharmaceutical firms. However, this can be a volatile space in which to invest as the latter half of our reporting period showed. Not all of our investments will be winners, but our companies continue to make strong advances in getting important new medicines approved and on the market helping patients. Shares of Biogen fell sharply in the wake of weak second-quarter earnings, but the company should benefit over the longer term from a promising late-stage drug pipeline. Alexion Pharmaceuticals, BioMarin Pharmaceutical, and Alkermes also hurt results for the period. Our health care equipment and supply stocks helped to offset some of the damage from the biotech area, led by robotic surgery equipment maker Intuitive Surgical and heart support systems provider Thoratec, which was an acquisition target.

Smaller positions in the energy and materials sectors weighed on results in a depressed pricing environment for oil and other commodities. Low oil prices punished a number of our oil producers, including Range Resources, Pioneer Natural Resources, and Continental Resources. However, our focus on financially strong companies helped our energy and materials shares outperform their counterparts in the benchmark Russell 3000 Growth Index. Precious metals companies Silver Wheaton and Stillwater Mining also detracted from results. Global seed and agricultural chemicals provider Monsanto declined amid soft demand as farmers struggled with low commodities prices. Vulcan Materials was a bright spot in the sector, buoyed by growth in U.S. residential and commercial construction. As our longer-term investors know, we do not invest in energy or materials companies based on commodity price forecasts, nor do we try to predict such movements. Our exposure to the energy and materials sectors remains small, with a focus on differentiated service companies and low-cost producers with strong balance sheets. We believe that our holdings are reasonably well positioned to endure the current price downturn and emerge in a stronger competitive position once commodity prices normalize.

OUTLOOK

Stocks have had a volatile start to 2016, as last year’s global growth concerns seem to have intensified. Given today’s modest growth and fair valuations, it is reasonable to expect equity market returns in the years ahead to be lower than historical norms. Compared with low-yielding fixed income investments, however, we expect equities to have better risk-adjusted potential.

While absolute returns in the next few years are not likely to be as favorable as they have been in the last few years, we believe that, in a slow-growth world, the market will be more discerning of corporate earnings and fundamentals. This should be good for our strategy and our relative performance, given our focus on quality companies that generate steady growth over time. Specifically, we believe that companies that can generate earnings growth in a slow-growth environment will stand out. Our broad diversification focus on absolute and relative valuations and careful attention to position sizes should help mitigate risks.

Another potential positive for our investment approach—though not our primary reason for investing in any given company—is merger activity in the mid-cap space, which we believe could remain strong in a growth-challenged world for larger companies. Many potential acquirers of mid-cap companies look for the same attributes we value, such as a demonstrated ability to increase revenues, earnings, and cash flow consistently; capable management; attractive business niches; and a sustainable competitive advantage. Likewise, mid-cap companies with favorable fundamentals may seek to improve their businesses and earnings potential through acquisitions of smaller competitors.

We continue to believe that stocks are the best assets for investors seeking long-term capital appreciation, particularly when compared with the low nominal and negative real (inflation-adjusted) returns available for many fixed income investments. After seven years with the federal funds rate near 0%, the Fed raised interest rates in December 2015. While the precise timing and pace of future rate hikes remains uncertain, it appears that rates will move higher gradually over time, signaling potential trouble ahead for some sectors of the bond market. Higher interest rates could undercut bond returns as there is little yield in most core bond strategies to offset expected price declines.

Regardless of whether the market rises, falls, or moves sideways in the coming months, we expect to find good investment candidates. We believe that active management of our portfolio—built one stock at a time, based on our proprietary research, and focused on finding companies with sustainable growth and other favorable characteristics that can be held over long periods—will produce attractive long-term returns for our investors.

As always, thank you for your confidence in T. Rowe Price.

Respectfully submitted,

Donald J. Peters
Portfolio manager and chairman of the fund’s Investment Advisory Committee.

March 14, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high portion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

Technology stocks are particularly volatile and subject to greater price swings than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

GLOSSARY

Earnings growth rate: Measures the annualized percent change in earnings per share for a given time period.

Historical growth five years (least squares): Least squares growth calculation attempts to find the “normal” growth rate given a stream of historical growth rates. It searches for the growth rate that best fits the line produced by a stream of growth numbers.

Investment-weighted median market capitalization: The investment-weighted midpoint market capitalization (shares outstanding multiplied by current price) representing a typical security in a portfolio. An investment-weighted median represents the breakpoint where 50% of the values are above and 50% of the values are below based on portfolio weight.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Market capitalization: The total value of a company’s publicly traded shares.

Price-to-book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 1000 Growth Index: An index that tracks the performance of large-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 1000 Index: An index that tracks the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Value Index: An index that tracks the performance of large-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

Russell 3000 Growth Index: An index that measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecast growth values.

Russell 3000 Index: An index that tracks the performance of the 3,000 largest U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Growth Index: An index that tracks the performance of mid-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell Midcap Index: An unmanaged index that tracks the performance of the 800 smallest companies in the Russell 1000 Index.

Russell Midcap Value Index: An index that tracks the performance of mid-cap stocks with lower price-to-book ratios and lower forecast growth values.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 2/29/16
Facebook	2.6%
Alphabet	2.4
Visa	2.3
MasterCard	2.2
Amazon.com	2.1
Crown Castle International	1.6
Netflix	1.6
Priceline	1.5
SBA Communications	1.5
BlackRock	1.4
UnitedHealth Group	1.2
Philip Morris International	1.2
Regeneron Pharmaceuticals	1.1
Boeing	1.1
Union Pacific	1.0
Bristol-Myers Squibb	1.0
Home Depot	0.9
Vulcan Materials	0.9
Biogen	0.9
CVS Health	0.8
Starbucks	0.8
salesforce.com	0.8
Intuit	0.8
Amphenol	0.7
McKesson	0.7
Total	33.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 2/29/16.

Best Contributors		Worst Contributors	
Facebook	9¢	Incyte	-9¢
Alphabet	6	Valeant Pharmaceuticals International	-8
Philip Morris International	4	Regeneron Pharmaceuticals	-8
Amazon.com	3	Netflix	-8
Crown Castle International	2	SBA Communications	-8
SanDisk	2	BioMarin Pharmaceutical	-6
McCormick	2	CarMax	-5
Intuitive Surgical	2	LinkedIn	-5
Nike	2	McKesson	-5
Home Depot	1	Shire	-5
Total	33¢	Total	-67¢

12 Months Ended 2/29/16.

Best Contributors		Worst Contributors	
Facebook	14¢	Biogen	-12¢
Amazon.com	14	LinkedIn	-10
Alphabet	12	SBA Communications	-10
Netflix	10	Union Pacific	-10
Starbucks	4	McKesson	-9
Nike	4	CarMax	-8
Visa	4	Valeant Pharmaceuticals International	-7
Pharmacyclics*	3	Boeing	-6
O'Reilly Automotive	3	Alkermes	-6
Philip Morris International	3	Shire	-5
Total	71¢	Total	-83¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 99.2%		
CONSUMER DISCRETIONARY 20.2%		
Auto Components 0.2%		
Delphi Automotive	6,100	407
		407
Automobiles 0.4%		
Ferrari (1)(2)	2,940	112
Tesla Motors (1)(2)	3,350	643
		755
Diversified Consumer Services 0.4%		
Service Corporation International	35,900	844
		844
Hotels, Restaurants & Leisure 3.2%		
Bloomin Brands	5,000	86
Brinker	3,100	154
Chipotle Mexican Grill (2)	1,400	713
Choice Hotels International	4,700	244
Hilton Worldwide Holdings	15,200	316
Marriott, Class A (1)	11,907	812
MGM Resorts International (2)	14,000	265
Norwegian Cruise Line Holdings (2)	2,300	113
Panera Bread, Class A (2)	900	187
Papa John's International	3,000	174
Royal Caribbean Cruises	3,300	245
Starbucks	26,000	1,514
Starwood Hotels & Resorts Worldwide	7,800	539
Wynn Resorts (1)	3,000	247
Yum! Brands	8,800	638
		6,247
Household Durables 0.7%		
Harman International	4,800	368

Mohawk Industries (2)	1,700	306
Newell Rubbermaid (1)	8,000	304
Pulte Group	7,800	134
Toll Brothers (2)	4,600	126
Whirlpool	800	124
		1,362
Internet & Catalog Retail 6.0%		
Amazon.com (2)	7,500	4,144
Ctrip.com International, ADR (1)(2)	12,600	515
JD.com, ADR (1)(2)	8,000	206
Liberty Ventures, Series A (2)	2,317	85
Netflix (2)	32,900	3,073
Priceline (2)	2,400	3,036
The QVC Group (2)	16,300	414
TripAdvisor (2)	3,000	188
Wayfair, Class A (1)(2)	2,510	98
		11,759
Leisure Products 0.1%		
Mattel	6,900	225
		225
Media 0.6%		
Charter Communications, Class A (1)(2)	1,100	198
Discovery Communications, Class C (2)	4,500	111
Interpublic Group	14,200	304
Omnicom	3,000	233
Walt Disney	4,000	382
		1,228
Multiline Retail 0.7%		
Dollar General	10,200	757

CONSUMER STAPLES 7.9%

Beverages 2.5%

Brown-Forman, Class B	3,425	337
Coca-Cola	14,000	604
Constellation Brands, Class A	8,000	1,131
Diageo, ADR (1)	11,700	1,200
Dr Pepper Snapple	2,600	238
Monster Beverage (2)	8,000	1,004
PepsiCo	5,300	519
		5,033

Food & Staples Retailing 1.1%

CVS Health	16,500	1,603
PriceSmart (1)	1,000	77
Rite Aid (2)	38,600	307
Sprouts Farmers Market (2)	5,500	157
Whole Foods Market	4,400	138
		2,282

Food Products 2.0%

Blue Buffalo Pet Products (1)(2)	5,500	101
Flowers Foods	11,550	198
Hain Celestial Group (2)	6,500	240
Hershey Foods	10,700	972
J.M. Smucker	1,000	128
McCormick	11,500	1,072
Mead Johnson Nutrition, Class A	16,100	1,188
		3,899

Household Products 0.5%

Church & Dwight	3,500	318
Clorox	1,200	152

Colgate-Palmolive	6,800	446
		916
Tobacco 1.8%		
Altria Group	11,200	689
Philip Morris International	26,200	2,385
Reynolds American	9,200	464
		3,538
Total Consumer Staples		15,668
ENERGY 1.6%		
Energy Equipment & Services 0.4%		
Cameron International (2)	2,100	138
Core Laboratories (1)	2,600	273
Oceaneering International	2,400	66
Schlumberger	2,900	208
		685
Oil, Gas & Consumable Fuels 1.2%		
Cimarex Energy	3,500	294
Concho Resources (2)	4,300	388
Diamondback Energy (2)	6,100	435
EQT	1,500	83
Pioneer Natural Resources	3,300	398
Tesoro Petroleum	10,400	839
		2,437
Total Energy		3,122
FINANCIALS 9.0%		
Banks 0.3%		
BankUnited	6,000	193
Fifth Third Bancorp	6,600	101

SVB Financial Group (2)	2,200	195
Webster Financial	4,200	141
		630
Capital Markets 2.6%		
BlackRock	9,100	2,839
Charles Schwab	16,000	401
E*TRADE Financial (2)	12,500	293
Invesco	3,200	85
Lazard, Partnership, Class A	17,200	605
Northern Trust	7,800	463
TD Ameritrade Holding	12,600	360
Virtu Financial, Class A	700	16
		5,062
Diversified Financial Services 2.3%		
CBOE Holdings	6,100	381
CME Group	9,310	851
FactSet Research Systems	1,000	151
Intercontinental Exchange	4,400	1,049
Markit (2)	6,200	172
McGraw Hill Financial	11,800	1,059
Moody's	8,300	737
MSCI, Class A	3,200	226
		4,626
Insurance 1.4%		
Aon	6,700	639
FNF	11,400	376
Marsh & McLennan	16,000	913
Progressive	6,800	217
Willis Towers Watson	5,200	589
		2,734

Real Estate Investment Trusts 2.1%		
American Campus Communities, REIT	3,500	153
Crown Castle International, REIT	36,700	3,174
Equinix, REIT	1,049	319
Federal Realty Investment Trust, REIT	1,500	222
Iron Mountain, REIT	5,500	162
Taubman Centers, REIT	2,000	142
		4,172
Real Estate Management & Development 0.3%		
Jones Lang LaSalle	4,800	490
WeWork, Class A, Acquisition Date: 12/9/14 – 6/23/15 Cost $55 (2)(3)(4)	2,636	62
		552
Total Financials		17,776
HEALTH CARE 17.8%		
Biotechnology 5.9%		
AbbVie	9,151	500
ACADIA Pharmaceuticals (1)(2)	6,900	119
Agios Pharmaceuticals (1)(2)	800	31
Alexion Pharmaceuticals (2)	10,155	1,430
Alkermes (2)	4,100	132
Alnylam Pharmaceuticals (2)	5,500	322
Baxalta	7,800	300
Biogen (2)	6,500	1,686
BioMarin Pharmaceutical (2)	10,600	868
Bluebird Bio (2)	700	32
Celgene (2)	7,000	706
Gilead Sciences	5,100	445
Incyte (2)	18,700	1,374
Intercept Pharmaceuticals (1)(2)	500	56
Ironwood Pharmaceuticals (2)	7,000	68

Neurocrine Biosciences (2)	2,600	96
Regeneron Pharmaceuticals (2)	5,700	2,189
Seattle Genetics (1)(2)	9,000	272
Ultragenyx Pharmaceutical (2)	1,400	85
United Therapeutics (2)	1,100	134
Vertex Pharmaceuticals (2)	9,500	812
		11,657
Health Care Equipment & Supplies 2.2%		
Align Technology (2)	2,500	165
Becton, Dickinson & Company	5,000	737
Cooper Companies	1,600	229
DENTSPLY Sirona	4,000	244
Hologic (2)	8,400	291
IDEXX Laboratories (2)	10,100	739
Intuitive Surgical (2)	2,350	1,323
Sirona Dental Systems (2)	2,300	255
Teleflex (1)	1,800	257
West Pharmaceutical Services	2,100	130
		4,370
Health Care Providers & Services 4.9%		
Acadia Healthcare (2)	4,300	238
AmerisourceBergen	11,900	1,031
Anthem	6,600	863
Centene (2)	3,600	205
Cigna	1,300	181
DaVita HealthCare Partners (2)	3,400	224
Envision Healthcare Holdings (2)	6,100	134
Express Scripts Holding (2)	10,500	739
Henry Schein (2)	2,300	380
Humana	5,200	920
McKesson	9,400	1,463
MEDNAX (2)	3,800	255

Zoetis	23,200	953
		6,613
Total Health Care		35,178

INDUSTRIALS & BUSINESS SERVICES 12.9%

Aerospace & Defense 1.9%

Boeing	18,500	2,186
Harris	2,500	195
Rockwell Collins	3,600	315
Textron	6,200	212
Transdigm Group (2)	4,100	876
		3,784

Air Freight & Logistics 0.7%

C.H. Robinson Worldwide	2,000	140
Expeditors International of Washington	3,700	169
UPS, Class B	10,400	1,004
		1,313

Airlines 1.9%

Alaska Air Group	12,700	939
Allegiant Travel	1,200	197
American Airlines	27,300	1,119
Southwest Airlines	16,800	705
Spirit Airlines (2)	3,500	167
United Continental (2)	11,200	641
		3,768

Building Products 0.7%

Allegion	12,000	756
Fortune Brands Home & Security	12,800	643
		1,399

Commercial Services & Supplies 1.4%		
Copart (2)	6,300	238
IHS (2)	4,500	468
KAR Auction Services	20,400	723
Ritchie Bros. Auctioneers	7,400	177
Rollins	27,800	765
Stericycle (2)	1,100	125
Waste Connections	3,650	225
		2,721
Electrical Equipment 0.4%		
AMETEK	3,487	162
Hubbell, Class B	1,600	159
Rockwell Automation	600	62
Sensata Technologies Holding (2)	10,600	362
		745
Industrial Conglomerates 0.2%		
Roper Technologies	2,300	386
		386
Machinery 1.9%		
Clarcor	1,500	72
Cummins	3,000	293
Deere (1)	3,300	265
Donaldson	10,400	294
Flowserve	9,300	391
Graco	5,000	392
IDEX	1,925	145
Middleby (2)	2,000	185
Nordson	1,500	107
PACCAR	1,500	77
Snap-On	4,100	593
Toro	2,500	199

Valmont Industries	1,200	136
WABCO Holdings (2)	1,600	151
Wabtec	3,400	240
Xylem	4,100	153
		3,693
Marine 0.0%		
Kirby (2)	1,000	57
		57
Professional Services 1.4%		
Equifax	7,300	766
ManpowerGroup	2,800	217
Nielsen Holdings	4,000	201
Robert Half International	10,700	421
TransUnion (2)	7,400	195
Verisk Analytics, Class A (2)	14,700	1,071
		2,871
Road & Rail 2.0%		
Genesee & Wyoming, Class A (2)	6,300	357
J.B. Hunt Transport Services	3,100	237
Kansas City Southern	9,300	760
Landstar System	1,900	112
Old Dominion Freight Line (2)	8,800	568
Union Pacific	24,400	1,924
		3,958
Trading Companies & Distributors 0.4%		
Fastenal (1)	7,700	348
W. W. Grainger (1)	2,000	434
		782
Total Industrials & Business Services		25,477

INFORMATION TECHNOLOGY 23.5%

Communications Equipment 0.7%

F5 Networks (2)	1,600	154
Motorola Solutions	2,500	183
Palo Alto Networks (2)	7,100	1,028
		1,365

Electronic Equipment, Instruments & Components 1.0%

Amphenol, Class A	27,900	1,481
Cognex	3,300	122
FEI	800	65
IPG Photonics (2)	2,500	206
Keysight Technologies (2)	1,350	35
Trimble Navigation (2)	7,400	172
		2,081

Internet Software & Services 7.0%

Akamai Technologies (2)	5,400	291
Alibaba Group Holding, ADR (1)(2)	4,657	321
Alphabet, Class A (2)	2,000	1,434
Alphabet, Class C (2)	4,813	3,358
Baidu, ADR (2)	3,700	642
CoStar Group (2)	3,400	602
Dropbox, Class A, Acquisition Date: 11/7/14, Cost $156 (2)(3)(4)	8,192	52
Dropbox, Class B, Acquisition Date: 5/1/12, Cost $6 (2)(3)(4)	700	4
eBay (2)	6,500	155
Facebook (2)	48,466	5,182
GoDaddy, Class A (1)(2)	300	9
LinkedIn (2)	6,400	750
Match, Class A (1)(2)	2,900	32
MercadoLibre (1)	4,800	488
Twitter (2)	6,000	109

VeriSign (1)(2)	5,500	465
		13,894

IT Services 8.1%

Accenture, Class A	5,400	541
Alliance Data Systems (2)	700	147
Black Knight Financial Services, Class A (1)(2)	9,500	278
Cognizant Technology Solutions (2)	6,400	365
CoreLogic (2)	8,800	304
EPAM Systems (2)	2,200	150
Fidelity National Information	19,600	1,142
Fiserv (2)	9,500	909
Gartner (2)	4,900	404
Genpact (2)	4,000	106
Global Payments	5,000	305
MasterCard, Class A	50,100	4,355
Paychex	4,000	206
PayPal Holdings (2)	20,300	774
Sabre	40,000	1,086
Vantiv, Class A (2)	8,900	463
Visa, Class A	62,000	4,488
		16,023

Semiconductor & Semiconductor Equipment 1.7%

ARM Holdings, ADR	14,700	602
Integrated Device Technology (2)	5,800	113
Linear Technology	6,700	292
Microchip Technology (1)	5,900	263
Microsemi (2)	5,700	197
QUALCOMM	8,400	427
Skyworks Solutions	13,500	897
Xilinx	11,900	562
		3,353

Software 4.5%		
Ansys (2)	1,800	149
Atlassian, Class A (1)(2)	9,281	221
Atlassian, Lock-up Shares, Class A, Acquisition Date: 4/9/14 Cost $104 (2)(3)	6,510	147
Autodesk (2)	2,300	119
Check Point Software Technologies (1)(2)	1,600	133
Electronic Arts (2)	7,000	450
Fortinet (2)	3,400	97
Guidewire Software (2)	4,000	197
Intuit	15,400	1,488
Mobileye (1)(2)	9,200	299
NetSuite (1)(2)	13,200	797
Proofpoint (1)(2)	1,900	89
Qlik Technologies (2)	3,400	79
Red Hat (2)	15,300	1,000
salesforce.com (2)	22,200	1,504
ServiceNow (2)	15,900	874
Splunk (2)	10,900	475
SS&C Technologies Holdings	3,100	181
Workday (1)(2)	7,629	461
Zendesk (1)(2)	3,500	64
		8,824
Technology Hardware, Storage & Peripherals 0.5%		
SanDisk	9,000	651
Western Digital	6,600	287
		938
Total Information technology		46,478
MATERIALS 4.1%		
Chemicals 2.6%		
Air Products & Chemicals	2,100	278

Ashland	3,000	286
Celanese, Series A	5,900	356
CF Industries	8,000	292
Monsanto	8,400	756
NewMarket	400	146
PPG Industries	6,500	627
Praxair	2,600	265
RPM	9,100	372
Sherwin-Williams	4,900	1,325
Valspar	4,900	383
		5,086
Construction Materials 1.0%		
Eagle Materials	2,600	157
Vulcan Materials	17,700	1,744
		1,901
Containers & Packaging 0.4%		
Ball	7,200	477
Sealed Air	7,000	320
		797
Metals & Mining 0.1%		
Carpenter Technology	1,200	36
Compass Minerals (1)	1,500	102
Silver Wheaton (1)	11,000	173
		311
Total Materials		8,095
TELECOMMUNICATION SERVICES 2.0%		
Diversified Telecommunication Services 1.5%		
SBA Communications (2)	31,900	3,027
		3,027

SHORT-TERM INVESTMENTS 0.2%		
Money Market Funds 0.2%		
T. Rowe Price Reserve Investment Fund, 0.32% (5)(6)	434,788	435
Total Short-Term Investments (Cost $435)		435
SECURITIES LENDING COLLATERAL 5.3%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 5.3%		
Short-Term Funds 5.3%		
T. Rowe Price Short-Term Reserve Fund, 0.34% (5)(6)	1,046,212	10,462
Total Investments through Securities Lending Program with State Street Bank and Trust Company		10,462
Total Securities Lending Collateral (Cost $10,462)		10,462
Total Investments in Securities 105.3% of Net Assets (Cost $147,629)		**$ 208,111**

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) All or a portion of this security is on loan at February 29, 2016 -- total value of such securities at period-end amounts to $10,206. See Note 3.

(2) Non-income producing

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,507 and represents 0.8% of net assets.

(4) Level 3 in fair value hierarchy. See Note 2.

(5) Seven-day yield

(6) Affiliated Company

ADR American Depository Receipts

REIT A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 2/29/16	2/28/15
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 171	$ 113
Net realized gain (loss)	(2,994)	5,941
Change in net unrealized gain / loss	(16,689)	13,322
Increase (decrease) in net assets from operations	(19,512)	19,376
Distributions to shareholders		
Net investment income	(89)	(73)
Net realized gain	(1,017)	(6,534)
Decrease in net assets from distributions	(1,106)	(6,607)
Capital share transactions*		
Shares sold	54,300	12,855
Distributions reinvested	1,008	6,074
Shares redeemed	(10,599)	(8,097)
Redemption fees received	25	22
Increase in net assets from capital share transactions	44,734	10,854
Net Assets		
Increase during period	24,116	23,623
Beginning of period	173,444	149,821
End of period	**$ 197,560**	**$ 173,444**
Undistributed (overdistributed) net investment income	68	(1)
*Share information		
Shares sold	2,452	617
Distributions reinvested	45	290
Shares redeemed	(491)	(389)
Increase in shares outstanding	2,006	518

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Tax-Efficient Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Tax-Efficient Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on December 29, 2000. The fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for less than 365 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices. Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on February 29, 2016:

There were no material transfers between Levels 1 and 2 during the year ended February 29, 2016.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended February 29, 2016. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at February 29, 2016, totaled $(130,000) for the year ended February 29, 2016. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At February 29, 2016, the value of loaned securities was $10,206,000; the value of cash collateral and related investments was $10,462,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $69,224,000 and $24,714,000, respectively, for the year ended February 29, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended February 29, 2016, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 29, 2016 and February 28, 2015, were characterized for tax purposes as follows:

At February 29, 2016, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 29, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended February 29, 2016, expenses incurred pursuant to these service agreements were $70,000 for Price Associates; $86,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended February 29, 2016, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of February 29, 2016.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Tax-Efficient Funds, Inc. and
Shareholders of T. Rowe Price Tax-Efficient Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Tax-Efficient Equity Fund (the portfolio comprising T. Rowe Price Tax-Efficient Funds, Inc., hereafter referred to as the “Fund”) at February 29, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 20, 2016

Tax Information (Unaudited) for the Tax Year Ended 2/29/16

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $1,018,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $170,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $170,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, BioMed Realty Trust (2013 to 2016); Director,
2009	Novartis, Inc. (2009 to 2014); Director, IBM (2007 to present)
[184]

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Brixmor Real Estate Investment Trust (2012 to
2001	present); Director and Advisory Board Member, Deutsche Bank North
[184]	America (2004 to present); Director, Under Armour (2008 to present);
Director, Vornado Real Estate Investment Trust (2004 to 2012)

Bruce W. Duncan	President, Chief Executive Officer, and Director (2009 to present),
(1951)	and Chairman of the Board (January 2016 to present), First Industrial
2013	Realty Trust, an owner and operator of industrial properties; Chairman
[184]	of the Board (2005 to present) and Director (1999 to present),
Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[184]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[184]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC,
2012	a nonprofit education and social policy research organization (2011
[184]	to present); Member of National Academy of Education (2010 to present); Research Associate of Labor Program (2011 to present)
and Board Member (2015 to present), National Bureau of Economic
Research (2011 to present); Chair of Committee on the Status of
Minority Groups in the Economic Profession (2012 to present) and
Vice President (2015 to present), American Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[184]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate financial company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[184]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[184]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
Director, and President, T. Rowe Price International and T. Rowe
Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[130]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Tax-Efficient Equity Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ziad Bakri, M.D., CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, Vice President, Cowen
and Company (to 2011)

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Andrew S. Davis (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Dominic Janssens (1965)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Chief Legal Officer, Vice President, and
Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Donald J. Peters (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley (to 2013)

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan Tu (1985)	Vice President, T. Rowe Price, formerly, intern,
Vice President	T. Rowe Price (to 2013); student, University of
Chicago Booth School of Business (to 2014);
Ananda Capital Management, Analyst (to 2012)

Mark R. Weigman, CFA, CIC (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Jeffrey T. Zoller (1970)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,554,000 and $2,042,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Efficient Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 20, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 20, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date April 20, 2016